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                                            STATE OF NEBRASKA, COUNTY OF PIERCE:

                             I HEREBY CERTIFY THAT THIS INSTRUMENT WAS FILED FOR
                                   RECORD ON MARCH 12, 2001 AT 8:30 O'CLOCK A.M.
                                       AND RECORDED IN BOOK 76 OF DEEDS PAGE 178

                                                CAROL K. PETERS BY BEVERLY LUEBE
                                               COUNTY CLERK DEPUTY COUNTY CLEZZZ


                                  WARRANTY DEED

                  Alfred H. Knaak, a single person, GRANTOR, in consideration of One and NO/100--------------------------------$1.00) Dollars, received from
GRANTEE, Husker AG Processing, LLC, a Nebraska Limited Liability Company,

conveys to GRANTEE, the following described real estate (as defined in Neb. Rev. Stat. 76-201):

                  See Attached Exhibit "A"

GRANTOR covenants (jointly and severally, if more than one) with GRANTEE that
GRANTOR:

         (1) Is lawfully seised of such real estate and that it is free from encumbrances;

         (2)      has legal power and lawful authority to convey the same;

         (3) warrants and will defend title to the real estate against the lawful claims of all persons.

Executed October 2, 2000.

 /s/  Alfred H. Knaak
---------------------------------                -------------------------------


STAE OF NEBRASKA)
                )ss.
COUNTY OF PIERCE)

          The foregoing instrument was acknowledged before me this 2nd day of October, 2000, by Alfred H. Knaak.

                                       /s/ Roger D. Synovec
                                       -----------------------------------------

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                                   Exhibit "A"

Beginning at a point 797 feet West of the Northeast corner of Section Six (6), Township Twenty-seven (27) North, Range Three (3) West of the 6th P.M., Pierce County, Nebraska; thence West 525 feet to the Northwest corner of the NE 1/4 NE 1/4 of said Section 6; thence South to the North line of the right-of-way of the C.B. & Q. Railway Co. about 867 2/10 feet; thence Southeasterly along the North side of said right-of-way 508 2/10 feet; thence North 165 feet; thence Southeasterly along the said right-of-way to the West side of Lincoln Street in the Village of Breslau, Nebraska, and being directly South of the point of starting; thence North to the point of starting; containing 10 acres more or less; and

That part of the Northeast Quarter of the Northwest Quarter (NE 1/4 NW 1/4) and the Northwest Quarter of the Northeast Quarter (NW1/4NE1/4) of Section Six (6), Township Twenty-seven (27) North, Range Three (3) West of the 6th P.M., Pierce County, Nebraska lying North of the C.B. & Q. right-of-way;

EXCEPT a strip of land lying across the northern part of the NE 1/4 NW 1/4, across the northern part of the NW 1/4 NE 1/4 and across the northern part of the West 525 feet of the NE 1/4 NE 1/4 all in said Section 6, conveyed to the State of Nebraska by deed recorded in Deed Record 48, Page 524, described as follows: Referring to the Northwest corner of said Section 6; thence easterly on the North line of said Section 6 a distance of 1,163.2 feet, more or less, to the point of beginning, said point being the Northwest corner of the NE 1/4 NW 1/4 of said Section 6; thence continuing easterly on said North line a distance of 3,146.8 feet, more of less, to the Northeast property corner; thence southerly on the East properly line a distance of 58.9 feet; thence westerly a distance of 337.8 feet to a point 59.1 feet southerly from said North line; thence continuing westerly a distance of 394.8 feet to a point 84.2 feet southerly from said North line; thence continuing westerly a distance of 2,415 feet, more or less, to a point on the West line of said NE 1/4 NW 1/4; thence northerly on said West line a distance of 84.0 feet to the point of beginning, containing 5.78 acres, more or less, which includes 2.89 acres more or less, previously occupied as a public highway, the remaining 2.89 acres, more or less, being the additional acreage hereby secured.